                                                                   Exhibit 10.32

                               AMENDMENT NO. 1 TO
                        INVESTMENT AND EXCHANGE AGREEMENT

     Amendment No. 1 to Investment and Exchange Agreement (the "Amendment") dated as of February 6, 2003 by and among HRC Holding Inc., a Delaware corporation ("Holding"), Hudson Respiratory Care Inc., a California corporation ("Hudson"), FS Equity Partners IV, L.P., a Delaware limited partnership ("FSEP IV"), the Helen Lovaas Separate Property Trust U/D/T dated July 17, 1997 (the "Trust") and Sten Gibeck ("Gibeck").

     WHEREAS, the parties hereto have entered into that certain Investment and Exchange Agreement, dated as of October 17, 2002, by and among Holding, Hudson, FSEP IV, the Trust and Gibeck (the "Agreement");

     WHEREAS, the Agreement contemplated an investment of $3,000,000 in Holding to be made by the Trust and the Trust now wishes to make a $2,000,000 investment in Holding; and

     WHEREAS, the Agreement must be amended to adjust the principal amounts of the exchange notes and the principal amount of the investment by the Trust.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties contained herein, the parties hereby agree as follows:

     1.   Amendments.

          a.   Section 1.1 of the Agreement shall be amended by:

               i. changing the amount of aggregate principal amount of the Trust Holding Notes from $3,000,000 to $2,000,000; and

               ii. deleting the reference to the $1,000,000 investment by the Trust in November 2002.

          b. Section 2.1 of the Agreement shall be amended and restated as follows:

               "Trust Exchange. FSEP IV hereby agrees to transfer to the Trust $1,086,000 principal amount of the FS Hudson Note in exchange for, and in consideration of the receipt of, (i) a like principal amount of the Trust Holding Notes and (ii) an Interest Note issued by the Trust to FSEP IV. The Trust hereby agrees to transfer to FSEP IV (i) $1,086,000 aggregate principal amount of the Trust Holding Notes and (ii) an Interest Note issued by the Trust to FSEP IV in exchange for, and in consideration of the receipt of, $1,086,000 principal amount of the FS Hudson Note (the "Trust Hudson Note").

          c. Section 2.2 of the Agreement shall be amended and restated as follows:

               "Gibeck Exchange. FSEP IV hereby agrees to transfer to Gibeck $54,000 principal amount of the FS Hudson Note in exchange for, and in consideration of the receipt of,

(i) a like principal amount of the Gibeck Holding Note and (ii) an Interest Note issued by Gibeck to FSEP IV. Gibeck hereby agrees to transfer to FSEP IV (i) $54,000 principal amount of the Gibeck Holding Note and (ii) an Interest Note isued by Gibeck to FSEP IV in exchange for, and in consideration of the receipt of, $54,000 principal amount of the FS Hudson Note (the "Gibeck Hudson Note").

     2. Further Assurances. The parties shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and other documents and take all such further actions as may be necessary or appropriate to carry out the provisions of this Amendment, including, without limitation, all documents necessary to exchange portions of the Hudson Note and the Holding Notes.

     3. Full Force and Effect. This Amendment amends the Agreement on and as of the date of this Amendment, and the Agreement shall remain in full force and effect as amended hereby in accordance with its terms.

     4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the conflicts of law principals therefor.

     5. Severability. In case any provision of this Amendment shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN   WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                   HRC HOLDING INC.,
                                   a Delaware corporation

                                   By: /s/ Patrick G. Yount
                                       -----------------------------------
                                       Name:   Patrick G. Yount
                                       Title:  Chief Financial Officer

                                   HUDSON RESPIRATORY CARE INC.,
                                   a California corporation

                                   By: /s/ Patrick G. Yount
                                       -----------------------------------
                                       Name:   Patrick G. Yount
                                       Title:  Chief Financial Officer

                                   FS EQUITY PARTNERS IV, L.P.,
                                   a Delaware limited partnership

                                   By:  FS Capital Partners LLC
                                   Its: General Partner

                                   By: /s/ Jon D. Ralph
                                       Name:  Jon D. Ralph
                                       Title: Partner

                                   /s/ Sten Gibeck
                                   --------------------------------------
                                   Sten Gibeck

                                   THE HELEN LOVAAS SEPARATE PROPERTY TRUST
                                   U/D/T DATED JULY 17, 1997

                                   By: /s/ Helen Hudson Lovaas
                                       -----------------------------------
                                       Helen Hudson Lovaas
                                       Trustee